Other revenues	12 Months Ended
Dec. 31, 2019
Other Income and Expenses [Abstract]
Other revenues
Other revenues
Other revenues comprise the following items:

(In US$ millions)	2019	2018	2017
Early termination revenue	41.0	204.9	95.9
Related party other revenues	1.8	4.6	7.1
Total	42.8	209.5	103.0

Early termination revenue for the year ended December 31, 2019 was $41 million, relating to termination fees recognized for the West Capricorn and West Vencedor.
Early termination revenue for the year ended December 31, 2018 was $204.9 million, relating to the West Leo litigation judgment (refer to Note 17 for further information).
Early termination revenue for the year ended December 31, 2017 was $95.9 million, relating to termination fees for West Sirius and West Capella.
Related party other revenues primarily relate to revenue from the sale of inventories and spare parts to Seadrill. Please refer to Note 14 – "Related party transactions" for further detail on related party other revenues.